UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 5/9/2013

Market Leader, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51032

Washington	91-1982679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11332 NE 122nd Way, Suite 200, Kirkland WA 98034

(Address of principal executive offices, including zip code)

425-952-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set for by specific reference in such filing.

On May 9, 2013, Market Leader, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Cautionary Note Regarding Forward-Looking Statements

Statements made in this communication and related statements that express Market Leader, Inc.’s (“Market Leader”) or our management’s intentions, hopes, indications, beliefs, expectations, or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Market Leader’s expectations, strategy, plans or intentions. These statements include those regarding the closing of the merger transaction, the expected timing of the merger transaction and the potential effects of the merger transaction, including if it does not close.

These statements are not guarantees of future performance or events and are subject to risks, uncertainties and assumptions that could cause actual results or events to vary materially from those indicated in this communication, including: the ability to obtain regulatory approvals of the merger transaction on the proposed terms and schedule; the failure of Market Leader’s shareholders to approve the merger transaction; disruption to our business, including customer, employee and supplier relationships resulting from the merger transaction; the effect of the merger transaction on pricing, spending, third-party relationships and revenues; and other factors described in Market Leader’s reports filed with the SEC, including our annual report for the year ended December 31, 2012 and subsequent quarterly reports filed with the SEC, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except to the extent required by law, Market Leader disclaims any obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, changes in assumptions, or otherwise.

Important Additional Information and Where to Find It

This filing is being made in respect of a proposed business combination involving Trulia, Inc. (“Trulia”) and Market Leader. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Trulia will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes the preliminary proxy statement of Market Leader and that will also constitute a prospectus of Trulia. The information in the preliminary proxy statement/prospectus will not be complete and may be changed. Trulia may not sell the common stock referenced in the preliminary proxy statement/prospectus until the Registration Statement on Form S-4 filed with the Securities and Exchange Commission becomes effective. The preliminary proxy statement/prospectus and this filing are not offers to sell Trulia securities and are not soliciting an offer to buy Trulia securities in any state where the offer and sale is not permitted.

Market Leader, Inc. will mail the proxy statement/prospectus to each of its shareholders. THE PROXY STATEMENT/PROSPECTUS TO BE FILED WITH THE SEC RELATED TO THE PROPOSED TRANSACTION WILL CONTAIN IMPORTANT INFORMATION ABOUT TRULIA, MARKET LEADER, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC (OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) IN CONNECTION WITH THE PROPOSED MERGER, WHEN AVAILABLE.

Investors and shareholders will be able to obtain free copies of the Registration Statement on Form S-4 and definitive proxy statement/prospectus (when available) and other documents filed with the Securities and Exchange Commission by Market Leader and Trulia through the web site maintained by the Securities and Exchange Commission at www.sec.gov. Free copies of the definitive proxy statement/prospectus (when available) and other documents filed by Market Leader with the Securities and Exchange Commission can also be obtained on Market Leader’s website at www.marketleader.com. Free copies of the Registration Statement on Form S-4 and definitive proxy statement/prospectus (when available) and other documents filed by Trulia with the Securities and Exchange Commission can also be obtained on Trulia’s website at www.trulia.com.

Participants in the Acquisition of Market Leader

Market Leader, Trulia and their respective directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the merger transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Market Leader’s shareholders in connection with the proposed merger transaction will be set forth in the Registration Statement on Form S-4 and proxy statement/prospectus described above when filed with the SEC. Additional information regarding Trulia’s executive officers and directors is included in Trulia’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 29, 2013, and additional information regarding Market Leader’s executive officers and directors is included in Market Leader’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 15, 2013. You can obtain free copies of these documents from Trulia or Market Leader using the contact information above.

Item 8.01.	Other Events

In light of yesterday’s announcement of the pending transaction with Trulia, the company has cancelled its scheduled quarterly earnings conference call.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued by Market Leader, Inc. dated May 9, 2013.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Market Leader, Inc.

Date: May 9, 2013	By:	/s/ JACQUELINE DAVIDSON
Jacqueline Davidson
Chief Financial Officer

4